Exhibit 10(a)

                               Consent of Counsel

To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4/A (File No. 333-95611) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.


                                               Very truly yours,


Dated:      May 11, 2000                       /s/ Edwin L. Kerr
                                               -----------------

                                               Edwin L. Kerr, Counsel
                                               PHL Variable Insurance Company